Health Care Costs Payable	12 Months Ended
Dec. 31, 2014
Health Care Costs Payable [Abstract]
Health Care Costs Payable

6.	Health Care Costs Payable

The following table shows the components of the change in health care costs payable during 2014, 2013 and 2012:

(Millions)	2014	2013	2012
Health care costs payable, beginning of the period	$4,547.4	$2,992.5	$2,675.5
Less: Reinsurance recoverables	8.5	3.8	3.3
Health care costs payable, beginning of the period, net	4,538.9	2,988.7	2,672.2
Acquisition of businesses	29.2	1,417.2	—
Add: Components of incurred health care costs
Current year	41,327.5	33,344.8	23,875.6
Prior years	(580.8)	(448.8)	(146.7)
Total incurred health care costs	40,746.7	32,896.0	23,728.9
Less: Claims paid
Current year	35,850.7	30,112.7	21,067.7
Prior years	3,848.8	2,608.0	2,344.7
Total claims paid	39,699.5	32,720.7	23,412.4
Disposition of business	—	(42.3)	—
Health care costs payable, end of period, net	5,615.3	4,538.9	2,988.7
Add: Reinsurance recoverables	5.8	8.5	3.8
Health care costs payable, end of the period	$5,621.1	$4,547.4	$2,992.5

Our estimates of prior years’ health care costs payable decreased by approximately $581 million, $449 million and $147 million in 2014, 2013 and 2012, respectively, resulting from claims being settled for amounts less than originally estimated, primarily due to lower health care cost trends as well as the actual claim submission time being faster than we assumed in establishing our health care costs payable in the prior year. This development does not directly correspond to an increase in our current year operating results as these reductions were offset by estimated current period health care costs when we established our estimate of the current year health care costs payable.

The acquisition of Coventry resulted in a $1.4 billion increase in health care costs payable at the Acquisition Date which significantly impacts the year-over-year comparability of changes in health care costs payable (refer to Note 3 beginning on page 90 for additional information).